                      SECOND WAIVER AND AMENDMENT AGREEMENT

                  SECOND WAIVER AND AMENDMENT AGREEMENT, dated as of February 28, 1999, to the Credit Agreement, dated as of June 5, 1995, as amended and restated as of November 13, 1998 (as the same has been amended pursuant to the First Waiver and Amendment dated as of January 29, 1999, or may be further amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement"), among Donnkenny Apparel, Inc., a Delaware corporation ("DKA"), Megaknits, Inc., a New York corporation ("Megaknits"), Beldoch Industries Corporation, a Delaware corporation ("BIC"; BIC, together with DKA and Megaknits, the "Borrowers"), the Guarantors named therein and signatories thereto, the lenders named in Schedules 2.01(a) and (b) of the Credit Agreement (collectively, the "Lenders"), The CIT Group/Commercial Services, Inc., as collateral agent for the Lenders (in such capacity, the "Collateral Agent") and The Chase Manhattan Bank (formerly known as Chemical
Bank) as lead arranger and administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement.

                  WHEREAS, the parties to the Credit Agreement have agreed to waive certain provisions the Credit Agreement and to amend certain provisions of the Credit Agreement.

                  NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                  SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 The definition of "Inventory Amount" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Inventory Amount" shall mean, during any month, the amount set forth below as corresponds to such amount:

                  Month                          Inventory Amount
                  -----                          ----------------

                  February 1999                    $13,500,000
                  March 1999                        12,300,000
                  April 1999                        12,600,000
                  May 1999                          14,500,000
                  June 1999                         14,200,000
                  July 1999                         14,700,000
                  August 1999                       17,600,000
                  September 1999                    16,800,000
                  October 1999                      14,100,000

                  Month                          Inventory Amount
                  -----                          ----------------

                  November 1999                     14,000,000
                  December 1999                     13,700,000
                  January 2000                      13,500,000
                  February 2000                     13,500,000
                  March 2000                        12,300,000

         1.2 The definition of "Overadvance Amount" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Overadvance Amount" shall mean, during any End of Month Period and Intramonth Period, the amounts set forth below as correspond to the End of Month Period and the Intramonth Period during the months set forth below:

                                      Overadvance                Overadvance
              Month                Amount during the          Amount during the
              -----               End of Month Period         Intramonth Period
                                  -------------------         -----------------
     February 1999                    $4,600,000                 $9,000,000
     March 1999                        3,600,000                  9,600,000
     April 1999                        3,000,000                  8,600,000
     May 1999                          6,900,000                  8,000,000
     June 1999                         6,600,000                 11,900,000
     July 1999                         7,600,000                 11,600,000
     August 1999                       6,900,000                 12,600,000
     September 1999                    4,600,000                 11,900,000
     October 1999                      2,900,000                  9,600,000
     November 1999                     2,000,000                  7,900,000
     December 1999                     3,600,000                  7,000,000
     January 2000                      4,000,000                  8,600,000
     February 2000                     4,600,000                  9,000,000
     March 2000                        3,600,000                  9,600,000

         ; provided, however, that each of the foregoing amounts shall be reduced by the aggregate amount of cash proceeds received by the Parent and/or any of its Subsidiaries (i) as tax refunds (other than (i) the $1,537,000 tax refund received by the Borrowers in November 1998 and
         (ii) the $275,000 tax refund received by the Borrowers from the State of Virginia related to the 1997 tax year) and (ii) as proceeds (net of taxes due and any reasonable expenses of sale) from the sale or other disposition of any assets of the Parent and/or any of its Subsidiaries (other than the sale of the Lee County building and the Elkton County building and land and excluding sales of inventory in the ordinary course of business consistent with past practices and the potential sale of the Christiansburg, Virginia real property ).

         The foregoing shall not be deemed to be a consent by the Agent, the Administrative Agent or any Lender to any sale of assets.

         For purposes of this paragraph, (i) the term "End of Month Period" shall mean the period commencing on the last Business Day of a month and ending on the fifth day of the immediately following month and (ii) the term "Intramonth Period" shall mean the period commencing on the sixth day of a month and ending on the day immediately preceding the last Business Day of the same month.

         1.3 Section 2.05(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (a) Subject to the provisions of Section 2.05(b), Section 2.08 and 2.09(c) hereof, each Loan shall bear interest at a rate per annum equal to the Prime Rate plus the Applicable Percentage then in effect. In the event of any change in the Prime Rate, the rate of interest hereunder shall change as of the first day of the month following any change, so as to remain equal to the Applicable Percentage then in effect above the Prime Rate. For the purposes hereof, the "Applicable Percentage" shall initially be 2 1/2%, provided that (i) the Applicable Percentage shall be increased by one-eighth of one percent (_ of 1%) on each of July 1, 1999, August 1, 1999 and September 1, 1999 and (ii) the Applicable Percentage shall be increased by one quarter of one percent (1/4 of 1%) on the first day of each month thereafter, commencing October 1, 1999.

         1.4 Section 2.06(a) of the Credit Agreement is hereby amended by adding the following proviso at the end of the first sentence thereof:

         provided, further, that the Revolving Credit Commitment Fee shall be increased by one-tenth of one percent (1/10 of 1%) on the first day of each month, commencing July 1, 1999.

         1.5 Section 6.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 6.15. Fee. If the Revolving Credit Termination Date shall not have occurred by June 30, 1999, the Borrowers shall pay, on June 30, 1999, a fee of $150,000 to the Administrative Agent for the ratable benefit of the Lenders (based upon each Lender's Commitment).

         1.6 Section 7.11 of the Credit Agreement is hereby amended by (x) restating clauses (i) and (ii) in their entirety and (y) adding a new clause
(iii) thereto, in each case to read as follows:

                  (i) $1,800,000 for the fiscal quarters ending March 31, 1999 and June 30, 1999, (ii) $3,300,000 for the fiscal quarter ending September 30, 1999 and (iii) $7,700,000 for each fiscal quarter thereafter;

         1.7 Section 7.12 of the Credit Agreement is hereby amended by deleting the amount "$19,500,000" and substituting the amount "$16,000,000" therefor.

                  SECTION 2.  WAIVERS UNDER CREDIT AGREEMENT

         2.1 The Lenders hereby waive any existing Default or Event of Default that arose under Section 7.11 of the Credit Agreement solely as a result of the Parent's and its Subsidiaries' failure to have EBITDA (on a Consolidated basis) of at least $5,800,000 for the four fiscal quarter period ended December 31, 1998; provided, however, that EBITDA of the Parent and its Subsidiaries (on a Consolidated basis) for such period shall not have been less than $2,200,000.

         2.2 The Lenders hereby waive the provisions of Section 7.03 of the Credit Agreement solely for the purpose of permitting the Parent to incur Indebtedness of $880,000 to the selling shareholders of BIC, provided that such Indebtedness constitutes Subordinated Indebtedness and is evidenced by a note that is in form and substance satisfactory to the Lenders.

         2.3 The Lenders hereby waive the provisions of Section 7.05 of the Credit Agreement solely for the purpose of permitting the Borrowers to sell the property described on Schedule I hereto, such sale to be in form and substance satisfactory to the Lenders.

         2.4 Except for the specific waivers set forth above, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement.

                  SECTION 3.  CONDITIONS PRECEDENT

                  Upon the execution and delivery of counterparts of this Second Amendment Agreement (this "Agreement") by the parties listed below and the fulfillment of the following conditions, this Agreement shall be deemed to have become effective as of the date hereof:

         3.1 All representations and warranties contained in this Agreement, the Credit Agreement or otherwise made in writing to the Administrative Agent or any Lender in connection herewith shall be true and correct in all material respects after giving effect to the amendments contained in this Agreement.

         3.2 No event shall have occurred and be continuing which constitutes a Default or an Event of Default.

         3.3 The Administrative Agent shall have received such other documents as the Lenders or the Administrative Agent or Administrative Agent's counsel shall reasonably deem necessary.

                  SECTION 4.  MISCELLANEOUS

         4.1 Each of the Borrowers reaffirms and restates the representations and warranties set forth in the Credit Agreement, as applicable, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date after giving effect to the amendments contained in this Agreement.

         4.2 Except as herein expressly amended, the Credit Agreement and the other documents executed and delivered in connection therewith are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

         4.3 Except as specifically set forth herein, nothing herein contained shall constitute a waiver or be deemed to be a waiver of any existing Defaults or Events of Default, and the Lenders and Administrative Agent reserve all rights and remedies granted to them by the Credit Agreement, the other documents executed and delivered in connection therewith, by law and otherwise.

         4.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. A facsimile signature page shall constitute an original for the purposes hereof.

         4.5 Each of the Guarantors, by its signature below, (i) confirms in favor of the Lenders that it consents to this Agreement, (ii) agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities with respect to its guarantee and (iii) hereby irrevocably and unconditionally confirms to the Agent, the Administrative Agent and the Lenders that its guarantee is and shall continue to be in full force and effect in accordance with its terms and shall continue to be applicable to the Credit Agreement, as amended hereby.

         4.6 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                           DONNKENNY APPAREL, INC.


                                            By: /s/    Harvey A. Appelle
                                                -------------------------------
                                                Name:  Harvey A. Appelle
                                                Title: Chairman of the Board of
                                                       Directors and Chief
                                                       Executive Officer

                                            BELDOCH INDUSTRIES CORPORATION


                                            By: /s/    Harvey A. Appelle
                                                -------------------------------
                                                Name:  Harvey A. Appelle
                                                Title: Chairman of the Board of
                                                       Directors and Chief
                                                       Executive Officer


                                           CHRISTIANSBURG GARMENT
                                            COMPANY INCORPORATED


                                            By: /s/    Harvey A. Appelle
                                                -------------------------------
                                                Name:  Harvey A. Appelle
                                                Title: Chairman of the Board of
                                                       Directors and Chief
                                                       Executive Officer

                                            MEGAKNITS, INC.


                                            By: /s/    Harvey A. Appelle
                                                -------------------------------
                                                Name:  Harvey A. Appelle
                                                Title: Chairman of the Board of
                                                       Directors and Chief
                                                       Executive Officer

                                            DONNKENNY, INC.


                                            By: /s/    Harvey A. Appelle
                                                -------------------------------
                                                Name:  Harvey A. Appelle
                                                Title: Chairman of the Board of
                                                       Directors and Chief
                                                       Executive Officer

                                            THE CHASE MANHATTAN BANK
                                            (formerly known as Chemical Bank),
                                            as Administrative Agent  and Lender


                                            By: /s/ Joseph A. Abruzzo
                                                -------------------------------
                                                Name:  Joseph A. Abruzzo
                                                Title: Vice President


                                            THE CIT GROUP/COMMERCIAL SERVICES,
                                            INC., as Collateral Agent and Lender


                                            By: /s/ Jeffrey Heller
                                                -------------------------------
                                                Name:  Jeffrey Heller
                                                Title: Vice President


                                            THE BANK OF NEW YORK


                                            By: /s/ Joanne M. Collett
                                                -------------------------------
                                                Name:  Joanne M. Collett
                                                Title: Vice President


                                            FLEET BANK N.A.


                                            By: /s/ Steven R. Navarro
                                                -------------------------------
                                                Name:  Steven R. Navarro
                                                Title: Senior Vice President



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